Exhibit 10.5
ROOT, INC.

AMENDMENT TO THE
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amendment to the Fifth Amended and Restated Investors’ Rights Agreement, as amended (this “Amendment”), is made as of October 28, 2020 by and between Root, Inc., a Delaware corporation (the “Company”) and the Investors set forth on the signature pages hereto. Capitalized terms not herein defined shall have the meanings ascribed to them in the Fifth Amended and Restated Investors’ Rights Agreement by and among the Company, the Investors and any holder of a Lender Warrant dated as of November 25, 2019 (the “Existing Rights Agreement”).

RECITALS

WHEREAS, the Company has entered into that certain Common Stock Purchase Agreement, dated October 19, 2020, with Roadrunner DF Holdings, LP, a Delaware limited partnership (“Dragoneer”, and such agreement, the “Dragoneer Purchase Agreement”), pursuant to which Dragoneer has the right to purchase shares of the Company’s Class A Common Stock (the “Shares”), immediately subsequent to the closing of the Qualified IPO (as defined in the Dragoneer Purchase Agreement);

WHEREAS, the Company has entered into that certain Common Stock Purchase Agreement, dated October 19, 2020, with Silver Lake Partners VI, L.P., a Delaware limited partnership (“SLP VI”, and such agreement, the “Silver Lake Purchase Agreement” and collectively with the Dragoneer Purchase Agreement, the “Purchase Agreements”), pursuant to which Silver Lake has the right to purchase Shares, immediately subsequent to the closing of the Qualified IPO (as defined in the Silver Lake Purchase Agreement), and such right has been assigned by SLP VI to its affiliate, SLP Omni Aggregator, L.P. (“Silver Lake”) who shall purchase such Shares;
WHEREAS, the Company and the undersigned parties desire to amend the terms of the Existing Rights Agreement for the limited purpose of providing Dragoneer and Silver Lake with certain registration rights under Section 2 of the Existing Rights Agreement with respect to the Shares;

WHEREAS, pursuant to Section 6.6 of the Existing Rights Agreement, the Existing Rights Agreement may be amended only with the written consent of the Company and holders of at least a majority of the Registrable Securities then outstanding (collectively, the “Requisite Holders”); and
WHEREAS, the undersigned parties constitute the Requisite Holders and consent to this Amendment.

AGREEMENT

NOW, THEREFORE, the undersigned parties hereby agree as follows:

1.Grant of Registration Rights and Assumption of Obligations Related Thereto. Upon the consummation of the transactions contemplated by the Dragoneer Purchase Agreement, Dragoneer shall become a party to the Existing Rights Agreement only with respect to the registration rights set forth in Section 2 of the Existing Rights Agreement (“Registration Rights”). Upon the consummation of the transactions contemplated by the Silver Lake Purchase Agreement, Silver Lake shall become a party to the Existing Rights Agreement only with respect to the Registration Rights.

2.Registrable Securities. Solely for purposes of Section 2 of the Existing Rights Agreement, the Shares purchased by Dragoneer and Silver Lake in connection with the Purchase Agreements shall be deemed “Registrable Securities” as such term is defined in Section 1.28 of the Existing Rights Agreement.

3.Consent. The undersigned parties hereby consent to the addition of each of Dragoneer and Silver Lake as “Investor” party to the Existing Rights Agreement, as amended, solely for the purposes set forth in this Amendment. Dragoneer and Silver Lake shall each become a party to the Existing Rights Agreement, as amended, solely for the purposes set forth in this Amendment by executing and delivering a counterpart signature to this Amendment.

4.Full Force and Effect. Except as expressly modified by this Amendment, the terms of the Existing Rights Agreement shall remain in full force and effect.

5.Governing Law. This Amendment shall be governed in all respects by the internal laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the Sate of Delaware.

6.Integration. This Amendment and the Existing Rights Agreement, and the documents referred to herein and therein and the exhibits and schedules thereto, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

7.Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Amendment to the Existing Rights Agreement as of the date first above written.
ROOT, INC.

By:     /s/ Alexander Timm
Name:    Alexander Timm
Title:    Chief Executive Officer

[Signature Page to Amendment to Existing Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment to the Existing Rights Agreement as of the date first above written.
INVESTOR:

ROADRUNNER DF HOLDINGS, LP

By: /s/ Pat Robertson
Name: Pat Robertson
Title: Authorized Signatory

Address:    [***]

INVESTOR:

SLP OMNI AGGREGATOR, L.P.

BY: SLP VI AGGREGATOR GP, L.L.C.
BY: SILVER LAKE TECHNOLOGY ASSOCIATES VI, L.P.
BY: SLTA VI (GP), L.L.C.
BY: SILVER LAKE GROUP, L.L.C.

By:     /s/ Greg Mondre     Name:    Greg Mondre
Title:    Co-CEO

Address:    [***]

[Signature Page – Root, Inc. – Amendment to the Fifth Amended and Restated Investors’ Rights Agreement]

DC I INVESTMENT LLC

By: Drive Capital I (G.P.), LLC Its: General Partner

By:     /s/ Christopher Olsen
Name: Christopher Olsen Title: Managing Director

DRIVE CAPITAL OVERDRIVE FUND I, L.P.

By: Drive Capital Overdrive Fund I (GP) LLC Its: General Partner

By:     /s/ Christopher Olsen
Name: Christopher Olsen Title: Managing Director

DRIVE CAPITAL OVERDRIVE FUND I (TE), L.P.

By: Drive Capital Overdrive Fund I (GP) LLC Its: General Partner

By:     /s/ Christopher Olsen
Name: Christopher Olsen Title: Managing Director

DRIVE CAPITAL OVERDRIVE IGNITION FUND I, L.P.

By: Drive Capital Overdrive Fund I (GP) LLC Its: General Partner

By:     /s/ Christopher Olsen
Name: Christopher Olsen Title: Managing Director

RIBBIT CAPITAL IV, L.P., for itself and as nominee for Ribbit Founder Fund IV, L.P.

By: Ribbit Capital GP IV, L.P., its general partner

By: Ribbit Capital GP IV, Ltd., its general partner

By:     /s/ Cynthia McAdam
Name: Cynthia McAdam Title:    Attorney-in-Fact

RT-E RIBBIT OPPORTUNITY IV, LLC

By:     /s/ Cynthia McAdam
Name: Cynthia McAdam Title:    Authorized Person

IN WITNESS WHEREOF, the parties have executed this Amendment to the Existing Rights Agreement as of the date first above written.

TIGER GLOBAL PRIVATE INVESTMENT PARTNERS XI, L.P.
By: Tiger Global PIP Performance XI, L.P. Its: General Partner
By: Tiger Global PIP Management XI, Ltd. Its: General Partner

By:     /s/ Steven Boyd
Name: Steven Boyd
Title:    Authorized Person